AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

CERTIFICATE OF CORRECTION
TO ARTICLES OF AMENDMENT

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
1.This Certificate of Correction is filed to correct a typographical error in the Corporation’s Articles of Amendment.
2.Said Articles of Amendment were filed by the Corporation on June 19, 2014.
3.Article SIXTH requiring correction as previously filed is as follows:
SIXTH: Immediately prior to the Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a “Class”) of the fourteen (14) series of stock and aggregate par value of each class was as follows:

Series Name	Class Name	Number of Shares as Allocated	Aggregate Par Value
Global Gold Fund	Investor	300,000,000	$3,000,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Income & Growth Fund	Investor	230,000,000	$2,300,000
	Institutional	20,000,000	200,000
	A	75,000,000	750,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Equity Growth Fund	Investor	400,000,000	$4,000,000
	Institutional	90,000,000	900,000
	A	50,000,000	500,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Utilities Fund	Investor	80,000,000	$800,000
Disciplined Growth Fund	Investor	50,000,000	$500,000
	Institutional	10,000,000	100,000
	A	35,000,000	350,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Equity Market Neutral Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Small Company Fund	Investor	175,000,000	$1,750,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000

Series Name	Class Name	Number of Shares as Allocated	Aggregate Par Value
	C	10,000,000	100,000
	R	10,000,000	100,000
NT Equity Growth Fund	Institutional	300,000,000	$3,000,000
NT Small Company Fund	Institutional	125,000,000	$1,250,000
International Core Equity Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Core Equity Plus Fund	Investor	50,000,000	$500,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Disciplined Growth Plus Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000

Strategic Inflation Opportunities Fund	Investor	50,000,000	$500,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000
	C	50,000,000	500,000
	R	50,000,000	500,000
NT Core Equity Plus Fund	Institutional	100,000,000	$1,000,000
Emerging Markets Value Fund	Investor	50,000,000	$500,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000
	C	50,000,000	500,000
	R	50,000,000	500,000
4.The above Article SIXTH is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the following:
SIXTH: Immediately prior to the Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a “Class”) of the fifteen (15) series of stock and aggregate par value of each class was as follows:

Series Name	Class Name	Number of Shares as Allocated	Aggregate Par Value
Global Gold Fund	Investor	300,000,000	$3,000,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Income & Growth Fund	Investor	230,000,000	$2,300,000
	Institutional	20,000,000	200,000

Series Name	Class Name	Number of Shares as Allocated	Aggregate Par Value
	A	75,000,000	750,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Equity Growth Fund	Investor	400,000,000	$4,000,000
	Institutional	90,000,000	900,000
	A	50,000,000	500,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Utilities Fund	Investor	80,000,000	$800,000
Disciplined Growth Fund	Investor	50,000,000	$500,000
	Institutional	10,000,000	100,000
	A	35,000,000	350,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Equity Market Neutral Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Small Company Fund	Investor	175,000,000	$1,750,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000
	C	10,000,000	100,000
	R	10,000,000	100,000
NT Equity Growth Fund	Institutional	300,000,000	$3,000,000
NT Small Company Fund	Institutional	125,000,000	$1,250,000
International Core Equity Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Core Equity Plus Fund	Investor	50,000,000	$500,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000
Disciplined Growth Plus Fund	Investor	10,000,000	$100,000
	Institutional	10,000,000	100,000
	A	10,000,000	100,000
	C	10,000,000	100,000
	R	10,000,000	100,000

Series Name	Class Name	Number of Shares as Allocated	Aggregate Par Value
Strategic Inflation Opportunities Fund	Investor	50,000,000	$500,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000
	C	50,000,000	500,000
	R	50,000,000	500,000

NT Core Equity Plus Fund	Institutional	100,000,000	$1,000,000

Emerging Markets Value Fund	Investor	50,000,000	$500,000
	Institutional	50,000,000	500,000
	A	50,000,000	500,000
	C	50,000,000	500,000
	R	50,000,000	500,000

IN WITNESS WHEREOF, AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC. has caused this Certificate of Correction to the Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 9th day of July, 2014.

AMERICAN CENTURY QUANTITATIVE
EQUITY FUNDS, INC.

ATTEST:

/s/ Otis H. Cowan                    /s/ Charles A. Etherington
Name:    Otis H. Cowan                Name:    Charles A. Etherington
Title:     Assistant Secretary            Title:    Senior Vice President

THE UNDERSIGNED Senior Vice President of AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC., who executed on behalf of said Corporation the foregoing Certificate of Correction to the Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Certificate of Correction to the Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.

Dated: July 9, 2014                    /s/ Charles A. Etherington
Charles A. Etherington, Senior Vice President